Filed pursuant to Rule 497(e) and 497(k)

Registration No. 033-48907

BMO FUNDS, INC.

BMO Disciplined International Equity Fund	BMO Ultra Short Tax-Free Fund
BMO Large-Cap Value Fund	BMO Dividend Income Fund
BMO Large-Cap Growth Fund	BMO Corporate Income Fund
BMO Mid-Cap Value Fund	BMO Conservative Allocation Fund
BMO Mid-Cap Growth Fund	BMO Moderate Allocation Fund
BMO Small-Cap Value Fund	BMO Balanced Allocation Fund
BMO Small-Cap Growth Fund	BMO Aggressive Allocation Fund
BMO Low Volatility Equity Fund	BMO Growth Allocation Fund

Supplement dated January 7, 2022 to the Prospectus,

Summary Prospectuses, and Statement of Additional Information each dated December 29, 2021

On August 11, 2021, the Board of Directors (the “Board”) of BMO Funds, Inc. (the “Corporation”) approved agreements and plans of reorganization (each a “Plan,” and together, the “Plans”) providing for the reorganization of certain series of the Corporation (each, a “Fund,” and together, the “Funds”) into a corresponding series of Columbia Funds Series Trust, Columbia Funds Series Trust I or Columbia Funds Series Trust II (each, a “Reorganization,” and together, the “Reorganizations”). The Board’s approval of each Reorganization was subject to approval by shareholders of the applicable series. At a joint meeting of shareholders held on January 7, 2022, shareholders of the following series approved the Plan with respect to such series: BMO Mid-Cap Value Fund, BMO Corporate Income Fund, BMO Low Volatility Equity Fund, BMO Large-Cap Growth Fund, BMO Conservative Allocation Fund, BMO Moderate Allocation Fund, BMO Balanced Allocation Fund and BMO Aggressive Allocation Fund (each, a “Fund,” and together, the “Funds”). On November 23, 2021, shareholders approved the Reorganizations for the BMO Disciplined International Equity Fund, BMO Large Cap Value Fund, BMO Mid-Cap Growth Fund, BMO Small-Cap Value Fund, BMO Small-Cap Growth Fund, BMO Dividend Income Fund, BMO Ultra Short Tax-Free Fund, and the BMO Growth Allocation Fund (together with the Reorganizations approved at the January 7, 2022 shareholder meeting, the “Tranche 2 Reorganizations”).

The Board also approved an interim advisory agreement on August 11, 2021 that was entered into between Columbia Management Investment Advisers, LLC (“Columbia”) and the Corporation, on behalf the following series: BMO Mid-Cap Value Fund, BMO Low Volatility Equity Fund and BMO Large-Cap Growth Fund (together, the “DE Funds”). On January 7, 2022, shareholders of the DE Funds approved a new investment advisory agreement between Columbia, thereby terminating the interim advisory agreement between Columbia and the Corporation.

The Tranche 2 Reorganizations are expected to close on or about January 21, 2022. Each Reorganization is subject to the satisfaction of the closing conditions set forth in the Plan applicable to each Fund. Effective immediately, the Funds participating in the Tranche 2 Reorganizations may begin to reposition their portfolios in preparation for the Reorganizations.

The combined proxy statement/prospectus that was mailed to shareholders of the Funds in advance of the joint meeting of shareholders included an estimate of the portfolio repositioning that was anticipated for each Fund as well as the net capital gains that could be realized due to such repositioning. Prior to the Reorganizations, each Fund will declare and pay a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income, net tax-exempt income, if any, and realized net capital gains, if any, through the closing of the Reorganizations

In anticipation of the Tranche 2 Reorganizations, the last day for purchases and exchanges into the Funds, or redemptions from the Funds will be January 20, 2022 for any Fund participating in the Tranche 2 Reorganizations.

Please retain this Prospectus Supplement with your Prospectus, Summary Prospectus and Statement of Additional Information for future reference.